                            ASSIGNMENT AND ACCEPTANCE

                            Dated as of May 14, 1996

         Reference is made to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 7, 1996 (as from time to time amended and in effect, the "Credit Agreement"), by and among NRE HOLDINGS, INC., a Delaware corporation ("Holdings"), NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), the lending institutions referred to therein as Banks (collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, as agent (in such capacity, the "Agent") for the Banks. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         The First National Bank of Boston ("FNBB") and Heller Financial, Inc. ("Heller", and, collectively with FNBB, the "Assignors" and each individually, an "Assignor"), Deutsche Financial Services Holding Corporation ("Deutsche"), Banque Paribas ("Paribas"), Merrill Lynch Prime Rate Portfolio ("Merrill Lynch Portfolio") and Merrill Lynch Senior Floating Rate Fund, Inc. ("Merrill Lynch Fund", and, collectively with Deutsche, Paribas and Merrill Lynch Portfolio, the "Assignees" and each individually an "Assignee") hereby agree as follows:

         1. Assignment. Subject to the terms and conditions of this Assignment and Acceptance, FNBB hereby sells and assigns to (a) Deutsche, and Deutsche hereby purchases and assumes without recourse to FNBB, a $10,000,000 interest in and to the rights, benefits, indemnities and obligations of FNBB under the Credit Agreement, equal to 16.67% in respect of the Total Commitment, 16.67% in respect of the Term Loan A and 0% in respect of the Term Loan B, with a Commitment Percentage of 10% in respect of all of the Loans immediately prior to the Effective Date (as hereinafter defined); (b) Paribas, and Paribas hereby purchases and assumes without recourse to FNBB, a $10,000,000 interest in and to the rights, benefits, indemnities and obligations of FNBB under the Credit Agreement, equal to 16.67% in respect of the Total Commitment, 16.67% in respect of the Term Loan A and 0% in respect of the Term Loan B, with a Commitment Percentage of 10% in respect of all of the Loans immediately prior to the Effective Date; (c) Merrill Lynch Portfolio, and Merrill Lynch Portfolio hereby purchases and assumes without recourse to FNBB, a $3,500,000 interest in and to the rights, benefits, indemnities and obligations of FNBB under the Credit Agreement. In addition, subject to the terms and conditions of this Assignment and Acceptance, Heller hereby sells and assigns to (a) Merrill Lynch Portfolio, and Merrill Lynch Portfolio hereby purchases and assumes without recourse to Heller, a $500,000 interest in and to the rights, benefits, indemnities and obligations of Heller under the Credit Agreement, and, when taken together with the interest purchased by Merrill Lynch Portfolio from FNBB as referenced above, is equal to 0% in respect of the Total Commitment, 0% in respect of the Term Loan A and 10% in respect of the Term Loan B, with a Commitment Percentage of 4% in respect of all of the Loans immediately prior to the Effective Date (as hereinafter defined); and (b) Merrill Lynch Fund, and Merrill Lynch Fund hereby purchases and assumes without recourse to Heller, a $4,000,000 interest in and to the rights, benefits, indemnities and obligations of Heller under the Credit Agreement, equal to 0% in respect of the Total Commitment, 0% in respect of the Term Loan A and 10% in respect of the Term Loan B, with a Commitment Percentage of 4% in respect of all of the Loans immediately prior to the Effective Date.

         2. Assignor's Representations. Each of the Assignors (a) represents and warrants that (i) it is legally authorized to enter into this Assignment and Acceptance, (ii) the execution, delivery and performance of this Assignment and Acceptance does not conflict with any provision of law or of the charter or by-laws of such Assignor, or of any agreement binding on such Assignor, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of such Assignor, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws, and (iv) immediately after giving effect to all assignments which have not yet become effective, such Assignor's Commitment Percentage will be sufficient to give effect to this Assignment and Acceptance, (b) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings, the Borrower or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by Holdings, the Borrower or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (d) attaches hereto the Revolving Credit Note, Term Loan A Note and/or Term Loan B Note, as the case may be, delivered to it under the Credit Agreement. In addition, (a) FNBB represents and warrants that as of the date hereof, its Commitment is $11,600,000, its Commitment Percentage is 44%, the aggregate outstanding principal balance of its Revolving Credit Loans equals $____________, the aggregate amount of its Letter of Credit Participations equals $0, the aggregate outstanding balance of its Term Loan A equals $24,800,000 and the aggregate outstanding balance of its Term Loan B equals $7,600,000 (in each case prior to giving effect to the assignments contemplated hereby but after giving effect to any contemplated assignments which have not yet become effective); and (b) Heller represents and warrants that as of the date hereof, its Commitment Percentage is 25%, the aggregate outstanding principal balance of its Term Loan B equals $25,000,000 (in each case prior to giving effect to the assignments contemplated hereby but after giving effect to any contemplated assignments which have not yet become effective).

         Each of the Assignors requests that the Borrower exchange such Assignor's Revolving Credit Note. Term Loan A Note and Term Loan B Note, asn the case may be, for new Notes payable to such Assignor and each of the Assignees as follows:

Notes Payable to     Amount of Revolving     Amount of Term       Amount of Term
the Order of:            Credit Note           Loan A Note          Loan B Note
----------------     -------------------     --------------       --------------
FNBB                     $6,600,000            $9,800,000           $ 4,100,000
Heller                       $0                    $0               $20,500,000
Deutsche                 $2,500,000            $7,500,000                $0
Paribas                  $2,500,000            $7,500,000                $0
Merrill Lynch
Portfolio                    $0                    $0               $4,000,000
Merrill Lynch
Fund                         $0                    $0               $4,000,000

         3. Assignees' Representations. Each of the Assignees (a) represents and warrants that (i) it is duly and legally authorized to enter into this Assignment and Acceptance, (ii) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of such Assignee, or of any agreement binding on such Assignee, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of such Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to ss.ss.8.4 and 9.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon either of the Assignors, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is an Eligible Assignee; (e) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(f) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. In addition, each of Deutsche and Paribas acknowledges that it has made arrangements with FNBB satisfactory to each of Deutsche and Paribas with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         4. Effective Date. The effective date for this Assignment and Acceptance shall be May 14, 1996 (the "Effective Date"). Following the execution of this Assignment and Acceptance and the consent of the Borrower hereto having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent and recording in the Register by the Agent. Schedule 1 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the Schedule 1 annexed hereto.

         5. Rights Under Credit Agreement. Upon such acceptance and recording, from and after the Effective Date, (a) each Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (b) each of the Assignors shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that each of the Assignors shall retain its rights to be indemnified pursuant to ss.18 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

         6. Payments. Upon such acceptance of this Assignment and Acceptance by the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to each Assignee. Each of the Assignors and each Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

         7. Governing Law. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         8. Counterparts. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                        THE FIRST NATIONAL BANK
                                          OF BOSTON


                                        By: /s/ Timothy M. Barns
                                            --------------------------------
                                            Timothy M. Barns, Director

                                        HELLER FINANCIAL, INC.


                                        By: /s/ [ILLEGIBLE]
                                            --------------------------------
                                            Title:  Vice President

                                        DEUTSCHE FINANCIAL SERVICES
                                          HOLDING CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                            --------------------------------
                                            Title:  VP

                                        BANQUE PARIBAS


                                        By: /s/ Mark S. Black
                                            --------------------------------
                                            Title:  Assistant Vice President


                                        By: /s/ John J. McCormick, III
                                            --------------------------------
                                            Title: Vice President

                                        MERRILL LYNCH PRIME RATE
                                          PORTFOLIO
                                        By: Merrill Lynch Asset
                                            Management, L.P., as
                                            Investment Advisor


                                        By: /s/ Anthony R. Clemente
                                            --------------------------------
                                            Title: Authorized Signatory

                                        MERRILL LYNCH SENIOR
                                          FLOATING RATE FUND, INC.


                                        By: /s/ Anthony R. Clemente
                                            --------------------------------
                                            Title: Authorized Signatory

CONSENTED TO:

NATIONAL RESTAURANT
  ENTERPRISES, INC.


By: /s/ [ILLEGIBLE]
    --------------------------
    Title:

THE FIRST NATIONAL BANK
  OF BOSTON, as Agent


By: __________________________
    Timothy M. Barns, Director

CONSENTED TO:

NATIONAL RESTAURANT
  ENTERPRISES, INC.


By: __________________________
    Title:

THE FIRST NATIONAL BANK
  OF BOSTON, as Agent


By: /s/ Timothy M. Barns
    --------------------------
    Timothy M. Barns, Director

                                   Schedule 1

===============================================================================================
                                 Revolving                                          Commitment
                                Credit Loan                                         Percentage
        Banks                    Commitment     Term Loan A       Term Loan B      Of All Loans
===============================================================================================
-----------------------------------------------------------------------------------------------
The First National Bank
 of Boston                       $6,600,000     $ 9,800,000       $ 4,100,000           20.5%
100 Federal
Boston, MA 02110
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Heller Financial, Inc.
500 West Monroe                      $0              $0           $20,500,000           20.5%
Chicago, IL 60661
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Sanwa Business Credit
Corporation                          $0         $10,000,000       $ 5,000,000           15.0%
One South Wacker
Chicago, IL 60606
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Credit Agricole
55 East Monroe Street            $2,500,000     $ 7,500,000            $0               10.0%
Chicago, IL 60603-5702
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Deutsche Financial Services
Holding Corporation              $2,500,000     $ 7,500,000            $0               10.0%
635 Maryville Centre Drive
St. Louis, MO 63141
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Banque Paribas
787 Seventh Avenue               $2,500,000     $ 7,500,000            $0               10.0%
New York, NY 10019
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Comerica Bank Illinois
4747 W. Dempster                 $  900,000     $ 2,700,000       $ 2,400,000            6.0%
Skokie, Illinois 60076
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Merrill Lynch Prime Rate
Portfolio                            $0              $0           $ 4,000,000            4.0%
800 Scudders Mill Road
Plainsboro, NJ 08536
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Merrill Lynch Senior
Floating Rate Fund, Inc.             $0              $0           $ 4,000,000            4.0%
800 Scudders Mill Road
Plainsboro, NJ 08536
-----------------------------------------------------------------------------------------------